                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
//   Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rule 14a-
     6(i)(1) and 0-11.

              (1)  Title of each class of securities to which
              transaction applies:
----------------------------------------------------------------
              (2)  Aggregate number of securities to which
              transaction applies:
----------------------------------------------------------------
              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
              (4)  Proposed maximum aggregate value of
              transaction:
----------------------------------------------------------------
              (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
     by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

LOGO           Alliance World Dollar Government Fund II, Inc.

--------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
--------------------------------------------------------------

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        November 7, 2001

To the Stockholders of Alliance World Dollar Government Fund II,
Inc.:

         Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of Alliance World Dollar Government Fund II, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on November 7, 2001, at 11:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement dated October __, 2001:

         1. To approve an amendment to the Fund's charter to increase the number of authorized shares of Common Stock; and

         2. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

         The Board of Directors has fixed the close of business on October 8, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

         The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card.

                        By Order of the Board of Directors,


                        Edmund P. Bergan, Jr.
                        Secretary

New York, New York
October __, 2001

-----------------------------------------------------------------
                     YOUR VOTE IS IMPORTANT

         Please indicate your voting directions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy card promptly in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.
-----------------------------------------------------------------

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                         PROXY STATEMENT

         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.

                   1345 Avenue of the Americas
                    New York, New York 10105

                         --------------

                 SPECIAL MEETING OF STOCKHOLDERS

                        November 7, 2001

                         --------------

                          INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance World Dollar Government Fund II, Inc., a Maryland corporation ("the Fund"), to be voted at the Special Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on November 7, 2001 at 11:00 a.m. The Notice of Special Meeting, this Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about October ___, 2001.

         The Board of Directors has fixed the close of business on October 8, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of 77,850,368 shares of Common Stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board of Directors will be voted for the approval of the amendment to the Fund's Charter to increase the number of authorized shares of Common Stock (the "Proposal"). Any stockholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing and delivering another proxy of a later date or by personally voting at the Meeting.

         Properly executed proxies may be returned with instructions to abstain from voting (an "abstention"). The shares represented by abstentions will be considered present for purposes of determining the existence of a quorum for the transaction of business. However, with respect to the Proposal, which is a matter requiring approval by the affirmative vote of a majority of the votes entitled to be cast on such matter, abstentions, not being votes cast, will have the effect of votes cast against the Proposal. If any proposal, other than the Proposal, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies.

         A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on the Proposal are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board of Directors on the Proposal will be voted against adjournment as to that proposal.

         The Fund will bear the cost of this Proxy Statement. The Fund has engaged Georgeson Shareholder Communications, Inc., 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. Georgeson Shareholder Communications, Inc. will receive a fee of $7,500 for its services plus reimbursement of out-of-pocket expenses.

                          PROPOSAL ONE

  AMENDMENT OF THE CHARTER TO INCREASE THE NUMBER OF AUTHORIZED
                     SHARES OF COMMON STOCK

         At a meeting held on October 4, 2001, the Board of Directors considered and approved a proposed amendment to the Fund's charter providing for an increase in the number of authorized shares of Common Stock from 100,000,000 shares to 300,000,000 shares (the "Charter Amendment") and recommended the Charter Amendment to stockholders for their approval. If the Charter Amendment is approved by the stockholders, the first paragraph of Article FIFTH of the Fund's Charter would read as follows:

              "The total number of shares of capital stock which the Corporation shall have authority to issue is three hundred million (300,000,000), all of which shall be Common Stock having a par value of one cent ($.01) per share and an aggregate par value of

              Three Million Dollars ($3,000,000) subject to the following provisions:"

         The authorized capital stock of the Fund currently consists of 100,000,000 shares of Common Stock, $.01 par value per share, and 77,850,358 shares of Common Stock are issued and outstanding. During the Board's consideration of the matter, the Fund's investment adviser, Alliance Capital Management L.P. ("Alliance"), noted to the Board that, in its experience, it is conventional for a closed-end fund to have a significantly higher proportion of authorized but unissued shares compared to outstanding shares than that currently available to the Fund.
If the Charter Amendment were approved by the Board and the stockholders, the Fund would have approximately 222,149,632 authorized and unissued shares of Common Stock available for issuance from time to time. Alliance indicated to the Board that the proposed Charter Amendment would provide the Fund with flexibility in the future by ensuring that the Fund would have an adequate number of authorized but unissued shares available for corporate purposes, such as raising additional capital, acquisitions, certain stock splits and issuances under its dividend reinvestment plan.

         If the stockholders approve the Charter Amendment, the Board of Directors may cause the issuance of the additional shares of Common Stock (the "Additional Shares") without further action by the stockholders, unless stockholder approval is required by applicable law or by the rules of the New York Stock Exchange or any other exchange upon which the Fund's stock is then listed. The Additional Shares will be identical to the shares of Common Stock now outstanding and authorized. Holders of the Fund's Common Stock do not have preemptive rights.

         The Board of Directors has approved a non-transferable rights offering that would permit the Fund's stockholders to subscribe for up to a maximum of 24,328,240 shares of Common Stock and has authorized a Pricing Committee of the Board, in its discretion, to increase the number of shares that may be issued upon the exercise of rights up to a maximum aggregate of 32,437,654 shares, including shares that may be issued in the discretion of the Pricing Committee at the termination of the rights offering to satisfy over-subscription requests. Within these limits, the ultimate size and other terms of the rights offering will be determined by the Pricing Committee shortly before the commencement of the offering on the basis of market conditions at that time.

         The rights offering is not contingent upon the approval of the Proposal by stockholders and would not be withdrawn by reason of the failure of the Proposal to receive stockholder approval.

         Your Board of Directors recommends that the stockholders vote FOR the approval of the amendment to the Charter to increase the number of authorized shares of Common Stock.

                  INFORMATION AS TO THE FUND'S
              INVESTMENT ADVISER AND ADMINISTRATOR

         The Fund's investment adviser and administrator is Alliance Capital Management L.P., with principal offices at 1345
Avenue of the Americas, New York, New York 10105.

                          OTHER MATTERS

         Management of the Fund does not know of any matters to be presented at the Meeting other than Proposal One. Therefore, the only other matters that may properly come before the Meeting in accordance with the Fund's Bylaws are those presented by or at the direction of the Board of Directors. If any such matter were properly to come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons holding the proxies.

                 SUBMISSION OF PROPOSALS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS

         Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by October 12, 2001 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must also be submitted in accordance with the Fund's By laws.

         The persons named as proxies for the 2002 Annual Meeting of Stockholders will with respect to proxies in effect at that meeting have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by December 26, 2001. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Securities and Exchange Commission.

                    REPORTS TO STOCKHOLDERS

         This Proxy Statement incorporates by reference certain information contained in the Fund's annual report to stockholders for the fiscal year ended March 31, 2001 (the "Annual Report").
A copy of the Annual Report is being mailed to stockholders with this Proxy Statement. The Annual Report does not constitute a part of this Proxy Statement. To request a copy of the Annual Report, please call Alliance Fund Services, Inc. at
(800) 227-4618 or contact [___________] at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                             By Order of the Board of Directors,


                             Edmund P. Bergan, Jr.
                             Secretary

October __, 2001
New York, New York

                        TABLE OF CONTENTS

                                       Page

INTRODUCTION................................................    1
PROPOSAL ONE:  AMENDMENT TO INCREASE THE NUMBER OF
     AUTHORIZED SHARES OF COMMON STOCK......................
INFORMATION AS TO THE FUND'S INVESTMENT ADVISER AND
     ADMINISTRATOR..........................................
OTHER MATTERS...............................................
SUBMISSION OF PROPOSALS FOR THE  ANNUAL MEETING OF
     STOCKHOLDERS...........................................
REPORTS TO STOCKHOLDERS.....................................

PROXY    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.    PROXY


         PROXY IN CONNECTION WITH THE SPECIAL MEETING OF
           STOCKHOLDERS TO BE HELD ON NOVEMBER 7, 2001


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                    OF DIRECTORS OF THE FUND


The undersigned stockholder of Alliance World Dollar Government Fund II, Inc., a Maryland corporation (the "Fund"), hereby appoints each of [___________] and [_____________], or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Stockholders of the Fund to be held at 11:00 a.m., Eastern Time, on November 7, 2001 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such meeting and hereby instructs said proxies to vote said shares as indicated with respect to each of the Proposals on the reverse side hereof, in each case as more fully described in the accompanying Proxy Statement.


THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK (PROPOSAL ONE) AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


         PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE
           HEREOF AND RETURN THIS PROXY CARD PROMPTLY.
               YOU MAY USE THE ENCLOSED ENVELOPE.

         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.


                        Please mark votes as in this example: /X/


    1.   Approval of an increase in          FOR      AGAINST     ABSTAIN
         the number of authorized            /  /     /  /        /  /
         shares of Common Stock, as
         more fully described in the
         accompanying Proxy
         Statement.

         Your Board of Directors
         recommends a vote "FOR" an
         increase in the number of
         authorized shares of Common
         Stock.

    2.   To vote and otherwise
         represent the undersigned on
         any other matter that may
         properly come before the
         Special Meeting or any
         postponement or adjournment
         thereof, in the discretion
         of the proxy holder.

    NOTE: Please sign this proxy exactly as your name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.


                                  Please be sure to sign, date
                                  and return this Proxy.


                                  ------------------------------
                                  Stockholder sign here


                                  ------------------------------
                                  Co-owner sign here


                                  Date ________________, 2001

NUMBER OF
RECORD DATE SHARES:

                             ALLIANCE WORLD DOLLAR GOVERNMENT
                             FUND II, INC.





                             --------------------------------

                                          LOGO
                             Alliance Capital Management L.P.
                             --------------------------------

                             NOTICE OF SPECIAL MEETING OF
                             STOCKHOLDERS AND PROXY STATEMENT

October __, 2001




































                               14
00250261.AA1